UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 13, 2006

                                BRT REALTY TRUST
               (Exact name of Registrant as specified in charter)


         Massachusetts              001-07172                    13-2755856
         ------------------------------------------------------------------
         (State or other       (Commission file No.)          (IRS Employer
          jurisdiction of                                         I.D. No.)
          incorporation)

         60 Cutter Mill Road, Suite 303, Great Neck, New York         11021
         ------------------------------------------------------------------
         (Address of principal executive offices)                (Zip code)

        Registrant's telephone number, including area code     516-466-3100

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         __    Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

         __    Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

         __    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         __    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01         Entry into a Material Definitive Agreement

Form 8-K filed by registrant on January 11, 2006 reported that on January 9, 2006 registrant had consummated a $150 million revolving credit facility with North Fork Bank, Valley National Bank, Merchant's Bank Division, Signature Bank and Manufacturer and Traders Trust Company (the "Banks"). By First Amendment to Revolving Credit Agreement made as of March 13, 2006 the credit available under the facility was increased to $155 million. As of March 13, 2006 registrant executed an Amended and Restated Secured Promissory Note in the amount of $155 million. The information contained in the Form 8-K filed on January 11, 2006 with respect to the credit facility, including interest rate, term, extension options, collateral, and debt service coverage and ratios are unchanged. Except for the increase from $150 million to $155 million there were no amendments to the Revolving Credit Agreement or the Promissory Note filed as exhibits to the Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

See response to Item 1.01 above.

Item 9.01.        Financial Statements and Exhibits.


                  (d) Exhibits.

                  10.1     First Amendment to Revolving Credit Agreement.


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Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BRT REALTY TRUST


Date:     March 15, 2006               By:      /s/Simeon Brinberg
                                       -----------------------------
                                       Simeon Brinberg
                                       Senior Vice President



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                                  EXHIBIT 10.1

                  FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this ("Agreement") is made as of the 13th day of March, 2006, between BRT REALTY TRUST, a Massachusetts business trust, with offices at 60 Cutter Mill Road, Suite 303, Great Neck, New York 10021 (the "Borrower") and NORTH FORK BANK, a corporation organized under the Banking Law of the State of New York having its principal offices at 275 Broadhollow Road, Melville, New York 11747 (the "Lender").

                               W I T N E S S E T H

         WHEREAS, as of January 9, 2006, the Borrower and the Lender entered into a Revolving Credit Agreement (the "Original Agreement"), a copy of which is annexed hereto as Exhibit A, securing the Borrower's obligations under that certain Secured Promissory Note dated as of January 9, 2006 in the amount of ONE HUNDRED FIFTY MILLION AND 00/100 ($150,000,000.00) DOLLARS (the "Original Note"); and

         WHEREAS, the Lender has agreed to increase the line of credit available to the Borrower pursuant to the Original Note and the Original Agreement from ONE HUNDRED FIFTY MILLION AND 00/100 ($150,000,000.00) DOLLARS to ONE HUNDRED FIFTY FIVE MILLION AND 00/100 ($155,000,000.00) DOLLARS, and in connection with such increase in the available line of credit, the Borrower has executed and delivered to the Lender a Consolidated and Restated Secured Promissory Note of even date herewith (the "Restated Note"); and

         WHEREAS, the Borrower and the Lender desire to amend the Original Agreement to reflect the increase in the available line of credit.

         NOW, THEREFORE, in consideration of ten ($10.00) dollars, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Lender hereby agree that the Original Agreement shall be deemed amended as follows:

         1. All references in the Original Agreement to the Note shall be deemed to refer to the Restated Note. All references in the Original Agreement to the Collateral Assignments shall be deemed to refer to such Collateral Assignments as are now or shall be from time to time in the possession of the Lender. All references in the Original Agreement to Mortgage Notes, the Mortgages and the Other Documents shall be deemed to refer to such Mortgage Notes, Mortgages and Other Documents as are now or shall be from time to time in the possession of the Lender. All terms not defined herein shall have the meanings ascribed thereto in the Original Agreement.

         2. The Borrower hereby remakes and reaffirms all representations, covenants and warranties made in the Original Agreement as if same were more fully set forth herein.

         3. This Amendment cannot be changed orally but only in writing by the person to be charged.

         4. Except as otherwise set forth herein, all terms and conditions of the Original Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, this Amendment has been duly executed by the Borrower and the Lender as of the date first above written.


                                 BRT REALTY TRUST


                                 By:  /s/ Simeon Brinberg
                                      ------------------------------------
                                      Simeon Brinberg, Senior Vice President

                                 NORTH FORK BANK


                                 By:  /s/ Walter E. Malek
                                      -------------------------------------
                                      Walter E. Malek, Senior Vice President